UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2008

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COROWARE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-33231	95-4868120
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4074 148th Avenue NE, Redmond, WA  98052

 (Address of Principal Executive Office) (Zip Code)

(800) 641-2676

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Copies to:

Gregory Sichenzia, Esq.

Jared Daniel Verteramo, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

As of May 22, 2008, Robert J. Smith Jr. is no longer serving as Interim Chief Financial Officer of CoroWare, Inc. (the “Company”).

On May 22, 2008, the Company’s Board of Directors authorized the appointment of Linda Robison as Interim Chief Financial Officer, effective immediately. Linda R. Robison has been an attorney in private practice for the past 28 years. Ms Robison has served as independent general counsel to the Company since August 25, 2004 and has been an independent general counsel to Robotic Workspace Technologies, Inc. since 1996. Ms. Robison became the Secretary of the Company on March 20, 2008. Ms. Robison holds a B.S. in Psychology from the University of Georgia where she graduated Phi Beta Kappa and Magna Cum Laude, a J.D from the University of Akron Law School where she was valedictorian and a Masters of Law in Taxation from Boston University.  Ms. Robison practices in the areas of taxation, corporations, mergers and acquisitions, business law and contracts.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: May 28, 2008	By:	/s/ Lloyd Spencer
Lloyd Spencer Interim Chief Executive Officer